Financial Income and Expenses - Summary of Financial Income and Expenses (Detail) - PEN (S/) S/ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial income:
Interest on loans to third parties	S/ 36,876	S/ 27,060	S/ 577
Fair value of accounts receivables	30,408	9,786
Interest on short-term bank deposits	4,056	3,811	5,123
Commissions and collaterals	535	1,448	12
Exchange rate gain, net			5,603
Others	2,781	8,820	2,427
Finance income	74,656	50,925	13,742
Interest expense:
- Bank loans	78,293	90,349	93,238
- Bonds	26,113	27,388	28,804
- Commissions and collaterals	24,521	31,668	15,537
- Loans from third parties	14,162	31,296	6,784
- Right-of-use	5,472
- Financial lease	2,042	2,908	4,722
Loss by measurement of financial asset fair value	41,131	25,796	8,059
Exchange difference loss, net	32,570	23,276
Derivative financial instruments	92	268	739
Other financial expenses	14,542	23,200	24,802
Less capitalized interest	(7,229)	(8,167)	(31,908)
Finance costs	S/ 231,709	S/ 247,982	S/ 150,777